UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
November 5, 2002
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3760 River Run Drive	35243
Birmingham, Alabama	(Zip Code)
(Address of principal executive offices)

(205) 970-7000
(Registrant's telephone number, including area code)

Item 5.   Other Events.

On November 5, 2002, the Registrant issued a press release announcing its results for the third quarter of 2002. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
   (c)       Exhibits

                            Exhibit No.          Description
                               99.1                  Press Release dated November 5, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of November 5, 2002.

VESTA INSURANCE GROUP, INC.

By:   /s/   Donald W. Thornton
Its:          Senior Vice President --
              General Counsel and Secretay

EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                                                        Contact:   Charles R. Lambert
                                                                                                                             Manager – Investor Relations
                                                                                                                             (205) 970-7030
                                                                                                                             CLambert@vesta.com

VESTA REPORTS THIRD QUARTER RESULTS

Operating Earnings Increase by $1.8 Million;
Written Premiums Grow by 87% Over Prior-Year Period

     BIRMINGHAM, Ala. - November 5, 2002 - Vesta Insurance Group, Inc. (NYSE: VTA) today reported net operating earnings of $3.1 million, or $0.09 per diluted share for the quarter ending September 30, 2002 compared to net operating earnings of $1.3 million, or $0.04 per diluted share for the corresponding period in 2001. Net premiums written for the quarter were $149.9 million compared to $80.2 million in the third quarter of 2001, an 87% increase.

     For the nine months ended September 30 2002, Vesta reported net operating earnings of $2.5 million, or $0.08 per diluted share, compared to net operating earnings of $8.8 million or $0.35 per diluted share for the first nine months of 2001.

     Including non-operating items such as realized gains and losses on investments and gains from debt extinguishments, the Company reported net income from continuing operations of $4.4 million, or $0.13 per diluted share, in the third quarter of 2002 compared to a loss of $17.3 million, or $0.57 per diluted share, in the corresponding period in 2001. For the nine months ended September 30, Vesta reported net income from continuing operations of $4.2 million or $0.12 per diluted share compared to a loss of $7.4 million or $0.33 per diluted share in 2001. In the third quarter of 2002, the Company adopted SFAS 145, which allows Vesta to classify gains or losses from extinguishments of debt as ordinary income and include the gains or losses in continuing operations. Vesta recorded after-tax gains of $1.9 million, or $0.06 per share in the third quarter of 2002 and $2.8 million, or $0.09 per share for the nine months ended September 30, 2002 from the extinguishments of debt.

     "We are pleased with the third quarter results and the positive trends in our businesses," said Norman W. Gayle, III, President and CEO. "We expect continued improvement in our standard-property casualty segment in the 4th quarter and believe that our continuing operations are on track to produce an annual 10% return on equity in 2003."

Segment Results

      Vesta's non-standard automobile businesses produced strong earnings in the third quarter. Net operating earnings from the agency segment were $2.2 million, an increase of 21% compared to the previous quarter. The specialty underwriting segment, which includes the underwriting risk on non-standard automobile insurance, added $1.7 million in net operating income.

      Vesta's life and health segment posted net operating earnings of $2.2 million in the quarter due to improved mortality levels and improvement in the health insurance results. The Company has been informed by A.M. Best that the financial strength ratings of American Founders Life Insurance Company and States General Life Insurance Company have been changed to B (Fair) and B-, respectively. Management expects the rating actions to cause minimal impact to American Founders financial results for the remainder of 2002 and 2003. This rating action does not affect Vesta's property-casualty ratings, which were affirmed at B+ (secure) in June 2002.

      Vesta's standard property-casualty business reported a net operating loss of $1.1 million from net written premium of $97.2 million in the third quarter of 2002 compared to $70.0 million in the same period of 2001. The Company's GAAP combined ratio for its residential property business and standard auto business was 103.7% and 95.4%, respectively, for the third quarter for an overall 102.0% combined ratio for the segment.

     "We are very pleased with the continued improvement in the standard auto business, which accounts for approximately 25% of the total revenues in the standard property-casualty segment," said Gayle. "In addition, the residential property business in Florida, Hawaii and Texas, which represents approximately 50% of the standard property-casualty segment, is maintaining its strong performance with a 94.6% combined ratio in the third quarter and a 93.6% combined ratio year to date. The remaining portfolio is predominantly a Midwest and Mid-Atlantic book of residential property business that ran a 124% combined ratio for the third quarter. We believe that the corrective re-underwriting measures taken previously on this portfolio -- including reducing new business, inspection programs, and rate increases -- will lessen this portfolio's impact on the overall results going forward."

      Michael J. Gough, 63, a consultant with extensive insurance industry experience, has been elected to Vesta's Board of Directors effective November 5. Mr. Gough, a Fellow of the Institute of Chartered Accountants in the United Kingdom, spent 15 years with Alexander & Alexander, a major insurance holding company, prior to its acquisition by Aon Corporation. With Mr. Gough's election to the Board, the total number of Directors remains at eight with seven being non-executive Directors. Mr. Gough is replacing James E. Tait, who resigned as a Director to focus his energies full-time on Vesta's consulting subsidiary, Tait Advisory Services. Ehney A. Camp, III, a Director since 1993, has been elected to replace Mr. Tait as Chairman of the Board.

      Additionally, Vesta announced that the Company's Board of Directors declared a quarterly cash dividend for the period ending September 30, 2002 of $0.025 per share on the Company's common stock at its meeting on November 5, 2002. The dividend is payable on December 3, 2002 to shareholders of record on November 18, 2002.

      Vesta management will hold its quarterly conference call to discuss third quarter 2002 results on November 6, 2002 at 10 AM EST. The conference call will be simultaneously webcast live online through Vesta's corporate website, www.vesta.com and http://www.firstcallevents.com/service/ajwz368495189gf12.html.

About Vesta Insurance Group, Inc.

     Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.

     This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance, including return on equity, segment growth and profitability. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance may differ materially from those reflected in these forward-looking statements. The main factor that could affect the forward-looking statements contained herein is that frequency and severity of insured losses in our standard property-casualty segment or specialty underwriting segment could increase beyond expected levels. Please refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

# # #

                                                              Vesta Insurance Group, Inc
                                                         3rd Quarter 2002 Segment Comparison
                                                               (amounts in thousands)

                                                  Life and Health  Standard Property-                     Specialty
                                                     Insurance         Casualty          Agency          Undewriting    Corp & Other    Eliminations     Consolidated
                                                   2002    2001     2002     2001     2002    2001      2002    2001    2002    2001     2002   2001     2002     2001
                                                  --------------- ------------------ ---------------- ---------------  ---------------- --------------- -----------------
Revenues:
     Net premiums written                         $ 7,537 $ 7,365 $ 97,191 $ 69,980       --      --  $ 45,185 $ 2,807                             --  $ 149,91$ 80,152
     (Increase) decrease in unearned premiums          --     --    (8,497)  (6,090)      --      --    (3,200)  (365)                             --  (11,697)  (6,455)
                                                  --------------- ------------------ ---------------- ----------------                 --------------- -----------------

     Net premiums earned                            7,537  7,365    88,694   63,890       --      --    41,985  2,442                              --  138,216   73,697
     Net investment income                          9,827 10,348        --       --       --    $ 49        --     -- $ 4,857 $ 5,053  $ (287)     --   14,397   15,450
     Policy fees                                      798    976     1,345    1,254                      3,129     --      --      --      --      --    5,272    2,230
     Agents fees and commissions                       --     --        --       --  $ 26,745    299        --     --      --      --  (5,477)     --   21,268      299
     Other                                            367    314       122      166       --      --     1,369  1,346   1,132   1,058      --      --    2,990    2,884
                                                  --------------- ------------------ ---------------- ---------------- --------------- --------------- -----------------

            Total revenues                         18,529 19,003    90,161   65,310   26,745     348    46,483  3,788   5,989   6,111  (5,764)     --  182,143   94,560

Expenses:
     Policyholder benefits                          8,082  8,436        --       --       --      --        --     --      --      --      --      --    8,082    8,436
     Loss and LAE expenses incurred                    --     --    61,446   41,896       --      --    26,078  2,000      --      --      --      --   87,524   43,896
     Policy acquisition expenses                    1,482  2,034    19,881   14,519       --      --    11,787    586      --      --  (5,477)     --   27,673   17,139
     Operating expenses                             3,470  3,248    10,551    7,738   22,922   1,573     6,064     54   6,208   4,962      --      --   49,215   17,575
     Interest on debt                               1,592  2,067        --       --      287      --        --     --   1,984   1,987    (287)     --    3,576    4,054
     Goodwill and other intangible amortization        --     --        --       --       --      --        --     --      84     935      --      --       84      935
                                                  --------------- ------------------ ---------------- ---------------- --------------- --------------- -----------------

            Total expenses                         14,626 15,785    91,878   64,153   23,209   1,573    43,929  2,640   8,276   7,884  (5,764)     --  176,154   92,035

Income (loss) from continuing operations
   before income taxes, deferrable capital
   securities, and minority interest                3,903  3,218    (1,717)   1,157    3,536  (1,225)    2,554  1,148  (2,287) (1,773)     --      --    5,989    2,525
Income tax expense (benefit)                        1,366    968      (601)     405    1,238    (429)      894    402    (800)   (621)     --      --    2,097      725
Deferrable capital securities, net of tax              --     --        --       --       --      --        --     --     322     387      --      --      322      387
Minority interest in subsidiary, net of tax           355    526        --       --      112    (382)       --     --      --      --      --      --      467      144
                                                  --------------- ------------------ ---------------- ---------------- --------------- --------------- -----------------

            Net operating earnings (loss)*        $ 2,182 $1,724  $ (1,116)   $ 752  $ 2,186  $ (414)  $ 1,660  $ 746 $(1,809)$(1,539)     --      --  $ 3,103  $ 1,269
                                                  =============== ================== ================ ================ =============== =============== =================

            Securities litigation settlement
              charge, net of tax                                                                                              (19,500)                          (19,500)
            Gain on debt extinguishments, net of tax                                                                    1,949     910                    1,949      910
            Realized gains (loss), net of tax and
              minority interest                     (575)   136                                                           (92)    (67)                  $ (667)    $ 69
                                                  --------------- ------------------ ---------------- ---------------- --------------- --------------- -----------------
            Net income (loss) from continuing
              opererations                        $1,607  $1,860 $ (1,116)   $ 752  $ 2,186  $ (414)  $ 1,660  $ 746    $ 48 $ (20,196)   --      --    $4,385 $(17,252)
                                                  =============== ================== ================ ================ =============== =============== =================

            *Excludes realized investment gains and losses and other non-operating items

                                                                     Vesta Insurance Group, Inc
                                                                    2002 YTD Segment Comparison
                                                                     (amounts in thousands)

                                                  Life and Health  Standard Property-                     Specialty
                                                     Insurance         Casualty          Agency          Undewriting    Corp& Other    Eliminations     Consolidated
                                                   2002    2001     2002     2001     2002    2001      2002    2001    2002    2001     2002   2001     2002     2001
                                                  --------------- ------------------ ---------------- ---------------  ---------------- --------------- -----------------
Revenues:
     Net premiums written                        $23,173 $22,312  $299,818 $186,978     --      --    $133,872 $6,329                             --     $456,863 $215,619
     (Increase) decrease in unearned premiums        --      --    (62,768)  (1,535)    --      --     (15,447)  (801)                            --      (78,215)  (2,336)
                                                 ---------------- ----------------- ----------------  ----------------                   -------------- -------------------

     Net premiums earned                          23,173  22,312   237,050  185,443     --      --     118,425  5,528                             --      378,648  213,283
     Net investment income                        28,584  32,138       --       --      --   $ 309         --     --   $14,154 $15,716   $(861)   --       41,877   48,163
     Policy fees                                   2,914   2,926     3,937    2,285                      7,344    --       --      --      --     --       14,195    5,211
     Agents fees and commissions                      --      --       --       --  $76,505  1,097         --     --       --      --  (16,126)   --       60,379    1,097
     Other                                         1,024     549       347      586     --      --       4,605  3,150    4,187   2,543     --     --       10,163    6,828
                                                 ---------------- ----------------- ---------------- ----------------- --------------- -------------- ----------------------

            Total revenues                        55,695  57,925   241,334  188,314  76,505  1,406     130,374  8,678   18,341  18,259 (16,987)   --      505,262  274,582

Expenses:
     Policyholder benefits                        29,831  25,431       --       --      --      --        --     --       --      --      --      --       29,831   25,431
     Loss and LAE expenses incurred                   --      --   168,571  117,371     --      --      73,883  4,297     --      --      --      --      242,454  121,668
     Policy acquisition expenses                   3,968   6,058    52,013   41,096     --      --      33,258  1,229     --      --   (16,126)   --       73,113   48,383
     Operating expenses                           10,307   9,815    29,815   22,143  66,329  4,400      15,117    211   19,921  10,895    --      --      141,489   47,464
     Interest on debt                              4,756   6,695       --       --      861     --        --     --      6,666   6,504    (861)   --       11,422   13,199
     Goodwill and other intangible amortization       --      --       --       --       --     --        --     --        252   2,430    --      --          252    2,430
                                                 ---------------- ----------------- ---------------- ---------------- ----------------- -------------- --------------------

            Total expenses                        48,862  47,999  250,399   180,610  67,190  4,400     122,258 5,737    26,839  19,829 (16,987)   --      498,561  258,575

Income (loss) from continuing operations before
 income taxes, deferrable capital securities,
 and minority interest                             6,833   9,926   (9,065)    7,704   9,315 (2,994)      8,116 2,941    (8,498) (1,570)   --      --        6,701   16,007
Income tax expense (benefit)                       2,392   3,018   (3,173)    2,982   3,260 (1,048)      2,841 1,029    (2,974)   (550)   --      --        2,346    5,431
Deferrable capital securities, net of tax             --      --       --       --       --      --        --     --       773   1,153    --      --          773    1,153
Minority interest in subsidiary, net of tax          506   1,596       --       --      539    (934)       --     --      --      --      --      --        1,045      662
                                                 ---------------- ----------------- ---------------- ---------------- ----------------- -------------- --------------------

            Net operating earnings (loss)*        $3,935  $5,312  $(5,892)   $4,722  $5,516 $(1,012)   $5,275 $1,912   $(6,297)$(2,173)   --      --       $2,537   $8,761
                                                 ================ ================= ================ ================ ================= ============== ====================

            Securities litigation settlement charge, net of tax                                                                (19,500)                            (19,500)
            Gain on debt extinguishments, net of tax                                                                     2,859     910                      2,859      910
            Realized gains (loss), net of tax
                and minority interest               686     649                                                         (1,892)  1,772                    $(1,206)  $2,421
                                                 ---------------- ----------------- ---------------- ----------------  ---------------  ------------- --------------------
            Net income (loss) from
                continuing operations            $4,621  $5,961   $(5,892)   $4,722  $5,516 $(1,012)  $5,275  $1,912  $(5,330)$(18,991)   --     --        $4,190  $(7,408)
                                                 =============== ================== ================ ================  ================= ============== ====================

            *Excludes realized investment gains and losses and other non-operating items

                                                   Vesta Insurance Group, Inc
                                                      Third Quarter Results
                                            (amounts in thousands, except share data)

                                                                  3 Months Ended September 30,   9 Months Ended September 30,
                                                                   2002           2001              2002          2001
                                                                ------------  -------------      ------------  ------------
Revenues:
    Net premiums written                                          $ 149,913       $ 80,152         $ 456,863     $ 215,619
    (Increase) decrease in unearned premiums                        (11,697)        (6,455)          (78,215)       (2,336)
                                                                ------------  -------------      ------------  ------------

    Net premiums earned                                             138,216         73,697           378,648       213,283
    Net investment income                                            14,397         15,450            41,877        48,163
    Policy fees                                                       5,272          2,230            14,195         5,211
    Agents fees and commissions                                      21,268            299            60,379         1,097
    Other                                                             2,990          2,884            10,163         6,828
                                                                ------------  -------------      ------------  ------------

            Total revenues                                          182,143         94,560           505,262       274,582
Expenses:
    Policyholder benefits                                             8,082          8,436            29,831        25,431
    Loss and LAE expenses incurred                                   87,524         43,896           242,454       121,668
    Policy acquisition expenses                                      27,673         17,139            73,113        48,383
    Operating expenses                                               49,215         17,575           141,489        47,464
    Interest on debt                                                  3,576          4,054            11,422        13,199
    Goodwill and other intangible amortization                           84            935               252         2,430
                                                                ------------  -------------      ------------  ------------

            Total expenses                                          176,154         92,035           498,561       258,575

Income from continuing operations before income taxes,
    deferrable capital securities, and minority interest              5,989          2,525             6,701        16,007
Income taxes                                                          2,097            725             2,346         5,431
Deferrable capital securities, net of tax                               322            387               773         1,153
Minority interest in subsidiary, net of tax                             467            144             1,045           662
                                                                ------------  -------------      ------------  ------------

            Net operating earnings                                    3,103          1,269             2,537         8,761

Securities litigation settlement charge, net of tax                       -        (19,500)                -       (19,500)
Realized gains (losses), net of tax and minority interest              (667)            69            (1,206)        2,421
Gain on debt extinguishments, net of tax                              1,949            910             2,859           910

            Net income (loss) from continuing operations              4,385        (17,252)            4,190        (7,408)

Loss from discontinued operations, net of tax                          (655)       (19,800)          (10,183)      (19,958)

Net income (loss)                                                     3,730        (37,052)           (5,993)      (27,366)
Gain on redemption of preferred securities, net of tax                    -          5,099               210         5,099
Preferred stock dividend                                                  -              -                 -          (163)
                                                                ------------  -------------      ------------  ------------

Income (loss) available to common shareholders                      $ 3,730      $ (31,953)         $ (5,783)    $ (22,430)
                                                                ============  =============      ============  ============

    Weighted average diluted shares outstanding for the period       34,320         31,837            33,659        24,848
    Net operating earnings from continuing operations
          earnings per share                                         $ 0.09         $ 0.04            $ 0.08        $ 0.35
    Realized gains (losses) per share                                $(0.02)        $ 0.00            $(0.04)       $ 0.10
    Net income (loss) from continuing operations per share           $ 0.13         $(0.57)           $ 0.12        $(0.33)
    Income (loss) available to common shareholders per share         $ 0.11         $(1.00)           $(0.17)       $(0.90)

                                               Vesta Insurance Group, Inc
                                        Condensed Consolidated Balance Sheet
                                                (amounts in thousands)

                                                                          September 30, 2002            June 30, 2002
                                                                      --------------------------- -------------------------
Assets:

       Invested assets                                                               $ 1,103,287                $ 1,088,052
       Cash                                                                               32,745                     36,566
       Other assets                                                                      908,820                    934,576
                                                                      --------------------------- --------------------------

                   Total assets                                                      $ 2,044,852                $ 2,059,194
                                                                      =========================== ==========================

Liabilities:

       Future policy benefits                                                          $ 680,446                  $ 681,222
       Losses and loss adjustment expenses                                               342,210                    320,202
       Unearned premiums                                                                 301,245                    293,915
       Debt                                                                               96,982                    103,768
       Other liabilities                                                                 340,933                    385,464
                                                                      --------------------------- --------------------------

                   Total liabilities                                                   1,761,816                  1,784,571

Deferrable capital securities                                                             22,445                     22,445
Stockholders' equity                                                                     260,591                    252,178
                                                                      --------------------------- --------------------------

                   Total liabilities and stockholders' equity                        $ 2,044,852                $ 2,059,194
                                                                      =========================== ==========================

                   Equity per share                                                       $ 7.30                     $ 7.06

                   Equity per share excluding unrealized                                    6.96                       6.86
                                investment gains and losses

                   Shares outstanding at period end*                                      35,708                     35,696

                   * Excludes shares in the Vesta Agents Stock Incentive Plan Trust